Details of Significant Accounts - Pensions, schedule of net defined benefit liability amounts recognized in the balance sheet (Details) - Perfect Mobile Corp. (Taiwan) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Amounts recognized in the balance sheet
Present value of defined benefit obligations	$ (83)	$ (61)
Fair value of plan assets	19	15
Net defined benefit liability	$ (64)	$ (46)